                                        SECURITIES AND EXCHANGE COMMISSION

                                              WASHINGTON, D.C. 20549
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                                                     FORM 8-K

                                                  CURRENT REPORT

                                      Pursuant to Section 13 or 15(d) of the
                                          Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported): January 25, 2002 (January 25, 2002)
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                                        INNOVATIVE CLINICAL SOLUTIONS, LTD.
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                              (Exact name of registrant as specified in its charter)

                                                     Delaware

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                                  (State or other jurisdiction of incorporation)

                          0-27568                                                               65-0617076
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                           (Commission File Number) (IRS Employer Identification Number)

                                10 Dorrance Street, Suite 400, Providence, RI 02903
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                                     (Address of principal executive offices)

                                                  (401) 831-6755
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                               (Registrant's telephone number, including area code)

                                                        N/A
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                           (Former name or former address, if changed since last report)

Item 5. Other Events

         Innovative Clinical Solutions, Ltd. (the "Registrant") has determined to discontinue operations of its
Network Management business.  This decision is due to a contract cancellation by the Registrant's largest Network
Management customer.  The Registrant has evaluated the potential to continue operations, but determined that continuation is not feasible financially in light of the changes in the market and prospects for the future.

         The Registrant's Network Management division has notified all of its remaining customers and employees and has begun an orderly process of discontinuation.  This process will affect approximately 80 employees at the
West Palm Beach, Florida location. The Registrant believes it will be able to meet its obligations to its customers, providers, and employees. The final day of business is scheduled for July 31, 2002.

         In March of 2001, the Registrant had announced plans to pursue strategic options for Network Management with the assistance of Shattuck Hammond and Partners. That process has been terminated due to the decision to discontinue operations.

Forward Looking Statements

         Certain  statements  set forth  above,  including,  but not limited to,  statements  containing  the words
"anticipates,"  "believes,"  "expects,"  "intends,"  "will,"  "may" and similar  words  constitute  forward-looking statements  within the  meaning of the  Private  Securities  Litigation  Reform Act of 1995.  Such  forward-looking statements are based on management's  current  expectations and include known and unknown risks,  uncertainties and other  factors,  many of which the  results  or  performance  to  differ  materially  from any  future  results  or
performance   expressed  or  implied  by  such   forward-looking   statements.   These  statements  involve  risks,
uncertainties  and other factors  detailed from time to time in the  Registrant's  filings with the  Securities and
Exchange  Commissions.  The  Registrant  cautions  investors  that  any  forward-looking  statements  made  by  the
Registrant are not  guarantees of future  performance.  The Registrant  disclaims any obligation to update any such factors or to announce  publicly the results of any  revisions to any of the  forward-looking  statements  included herein to reflect future events or developments.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INNOVATIVE CLINICAL SOLUTIONS, LTD.

By:
         /s/ Michael T. Heffernan
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         Michael T. Heffernan
         Chief Executive Officer

Date:  January 25, 2002